AMENDED BY LAWS

OF

ZEVEX INTERNATIONAL, INC.

ARTICLE I

Meetings of Stockholders

Section 1. Annual Meeting. The annual meeting of stockholders of the corporation for the election of directors and for the transaction of other business shall be held at such time and such place within or without the State of Delaware as shall be determined by the board of directors or the President and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Special Meetings. A special meeting of stockholders may be called by the board of directors or the President, and shall be called by the President, the Secretary or an Assistant Secretary at the request in writing of a majority of the board of directors, or at the request in writing of the holders of record of a majority of the outstanding shares of the stock of the corporation entitled to vote at the meeting. Each special meeting of stockholders shall be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of the meeting.

Section 3. Notice and Purpose of Meetings. Written notice of each meeting of stockholders stating the place, date and hour of the meeting and, in the case of a special meeting, in general terms, the purpose or purposes for which the meeting is called, shall be given not less

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than ten nor more than sixty days before the meeting to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with first class postage thereon prepaid, directed to each stockholder at his address as it appears on the records of the corporation.

Section 4. Procedure. At each meeting of stockholders the order of business and all other matters of procedure may be determined by the person presiding at the meeting.

Section 5. List of Stockholders. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of the stock of the corporation registered in the name of each stockholder. Such list shall be open to examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 6. Quorum. Except as otherwise required by law or the certificate of incorporation, a quorum at all meetings of stockholders shall consist of the holders of record of not less than a majority of the outstanding shares of the stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, except when the stockholders are required to vote by class, in which event the holders of record of not less than a majority of the outstanding shares of the appropriate class shall be present in person or represented by proxy.

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Section 7. Adjournments. The stockholders entitled to vote who are present in person or represented by proxy at any meeting of stockholders, whether or not a quorum shall be present at the meeting, shall have power by a majority of the votes cast to adjourn the meeting from time to time without notice other than announcement at the meeting of the time and place to which the meeting is adjourned. At any adjourned meeting held without notice at which a quorum shall be present any business may be transacted that might have been transacted on the original date of the meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Section 8. Voting; Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder of record shall be entitled at every meeting of stockholders to one vote for each share of the stock of the corporation standing in his or her name on the record of stockholders on the record date fixed for the meeting or, if no record date for the meeting was fixed, on the date of the meeting. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may act in person or may authorize another person or persons to act for him or her by proxy, but no proxy shall be voted or acted upon after three years from its date unless it provides for a longer period.

Directors elected at any meeting of stockholders shall, except as otherwise required by law, be elected by a plurality of the votes cast. All other corporate action to be taken by vote of stockholders shall, except as otherwise required by law or the certificate of incorporation, be authorized by a majority of the votes cast. Unless otherwise provided in the certificate of incorporation, the vote for directors shall be by ballot, but the vote upon any other question before a meeting of stockholders shall not be by ballot unless required by law or unless

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the person presiding at such meeting shall so direct or unless any stockholder present in person or by proxy and entitled to vote thereon shall so demand.

Section 9. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action (including, without limitation, adoption, amendment or repeal of by laws) which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken and the date of each signature, shall be signed by the holders of outstanding shares of the stock of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Written consents signed by a sufficient number of stockholders to take action shall be delivered to the corporation within sixty days of the earliest dated consent so delivered. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 10. Waiver of Notice. Whenever notice is required by law or these by laws to be given to any stockholder, a written waiver thereof, signed by such stockholder in person or by proxy, whether before or after the time stated therein, shall be deemed equivalent to notice. The attendance of any stockholder at a meeting in person or by proxy shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the

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purpose of, any annual or special meeting of the stockholders need be specified in any written waiver of notice.

Section 11. Inspectors of Election. The board of directors may, in advance of any meeting of the stockholders, appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed in advance of the meeting, the person presiding at such meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. In case any inspector appointed fails to appear or act, the vacancy may be filled by appointment made by the board of directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. No person who is a candidate for the office of director of the corporation shall act as an inspector at any meeting of the stockholders at which directors are elected.

Section 12. Duties of Inspectors of Election. Whenever one or more inspectors of election may be appointed as provided in these by laws, he, she or they shall determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.

Section 13. Fixing Record Date. The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of

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business on the day next preceding the day on which the meeting is held, except that the board of directors may, by resolution, fix a different record date which shall not precede the date such resolution is adopted and shall not be more than sixty nor less than ten days before the date of the meeting. The record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be either the first date on which a signed written consent provided for in these By Laws is delivered to the corporation or, if prior action by the board of directors is required by law, at the close of business on the day on which the board of directors adopts the resolution taking such prior action, except that the board of directors may, by resolution, fix a different record date which shall neither precede nor be more than ten days after the date such resolution is adopted. The record date for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto, except that the board of directors may, by resolution, fix any other record date not more than sixty days prior to such action. Only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting of stockholders and any adjournment thereof, or to receive payment of such dividend or such other distribution or such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of shares of the stock of the corporation, or to participate in such other action, or to give such consent, as the case may be, notwithstanding any transfer of any shares of the stock of the corporation on the books of the corporation after any such record date so fixed. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of

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the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

ARTICLE II

Directors

Section 1. General Powers. The property, business and affairs of the corporation shall be managed by or under the direction of its board of directors.

Section 2. Number and Qualifications. The board of directors shall consist of one or more members. The exact number of directors shall be fixed from time to time by action of the stockholders or by vote of a majority of the entire board of directors.

Section 3. Election and Term of Office. Except as otherwise required by law or these by laws, each director shall be elected at the annual meeting of stockholders of the corporation and shall hold office until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Section 4. Resignation. Any director may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time specified therein; unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5. Removal of Directors. Except as otherwise provided by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares of the stock of the corporation then entitled to vote at an election of directors.

Section 6. Vacancies. Newly created directorships and vacancies in the board of directors, including vacancies resulting from the resignation of directors effective immediately or

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at a future date or from the removal of directors, with or without cause, may be filled by vote of the stockholders, by vote of a majority of the directors then in office (including directors whose resignations are effective at a future date), although less than a quorum, or by the sole remaining director. Each director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. A vote to fill a vacancy or vacancies created by the resignation or resignations of a director or directors effective at a future date shall take effect when the resignation or resignations become effective.

Section 7. First Meeting of Newly Elected Directors. The first meeting of the newly elected board of directors may be held immediately after the annual meeting of stockholders and at the same place as the annual meeting of stockholders, provided a quorum is present, and no notice of the meeting shall be necessary. In the event the first meeting of the newly elected board of directors is not held at said time and place, it shall be held as provided in Section 8 or 9 of this Article II.

Section 8. Regular Meetings of Directors. Regular meetings of the board of directors may be held without notice at such time and such place within or without the State of Delaware as may be fixed from time to time by resolution of the board of directors. If any day fixed for a regular meeting shall be a legal holiday at a place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

Section 9. Special Meeting of Directors. A special meeting of the board of directors may be called by the President or, in the absence or disability of the President, any Vice President, or by any two directors, or if there is only one director by that one director. Each

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special meeting of the board of directors may be held at such time and such place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 10. Notice of Special Meeting. Notice of each special meeting of the board of directors, stating the time and place thereof, shall be given by the President, any Vice President, the Secretary, any Assistant Secretary or any member of the board of directors, to each member of the board of directors i) not less than three days before the meeting by depositing the notice in the United States mail, with first class postage thereon prepaid, directed to each member of the board of directors at the address designated by him or her for such purpose (or, if none is designated, at his or her last known address), or ii) not less than twenty four hours before the meeting by either (1) delivering the same to each member of the board of directors personally, (2) sending the same by telephone, telegraph, cable or wireless to the address designated by him or her for such purposes (or, if none is designated, to his or her last known address) or (iii) delivering the notice to the address designated by him or her for such purpose (or, if none is designated, to his or her last known address). The notice of any meeting of the board of directors need not specify the purpose or purposes for which the meeting is called, except as otherwise required by law or these by laws.

Section 11. Quorum and Action by the Board. At all meetings of the board of directors, except as otherwise required by law or these by laws, a quorum shall be required for the transaction of business and shall consist of not less than a majority of the entire board of directors, and the vote of a majority of the directors present shall decide any question that may come before the meeting. A majority of the directors present, whether or not a quorum is

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present, may adjourn any meeting to another time or place without notice other than announcement at the meeting of the time and place to which the meeting is adjourned.

Section 12. Procedure. The order of business and all other matters of procedure at every meeting of the board of directors may be determined by the person presiding at the meeting.

Section 13. Committees of Directors. The board of directors may, by resolution adopted by vote of a majority of the entire board of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member or alternate member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member or alternate member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the property, business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority of the board of directors in reference to amending the certificate of incorporation, adopting any agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, amending the by laws of the corporation, declaring a dividend or authorizing the

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issuance of stock. Each such committee shall keep regular minutes of its proceedings and report the same to the board of directors when required. A majority vote of all the members of any such committee may fix its rules or procedure, determine its actions and fix the time and place within or without the State of Delaware for its meetings and specify the number of members required to constitute a quorum and what notice thereof, if any, shall be given, unless the board of directors shall otherwise provide. The board of directors may at any time fill vacancies in, change the membership of or discharge any such committee.

Section 14. Compensation of Directors. The board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of committees of the board of directors may be allowed like compensation for attending committee meetings.

Section 15. Action Without a Meeting. Any action required or permitted to be taken by the board of directors or any committee thereof may be taken without a meeting if all members of the board of directors or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the board of directors or committee shall be filed with the minutes of the proceedings of the board of directors or committee.

Section 16. Presence at Meeting by Telephone. Members of the board of directors or any committee thereof may participate in a meeting of the board of directors or committee by means of a conference telephone or similar communications equipment by means

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of which all persons participating in the meeting can hear each other. Participation in a meeting by such means shall constitute presence in person at the meeting.

Section 17. Waiver of Notice. Whenever notice is required by law or these by laws to be given to any director, a written waiver thereof, signed by such director, whether before or after the time stated therein, shall be deemed equivalent to notice.

ARTICLE III

Officers

Section 1. Officers. The board of directors shall annually, at the first meeting of the board of directors after the annual meeting of stockholders, elect a President, a Secretary, and a Treasurer. The board of directors may from time to time elect or appoint such additional officers as it may determine. Such additional officers shall have such authority and perform such duties as the board of directors may from time to time prescribe.

Section 2. Term of Office. The President, the Secretary and the Treasurer shall each, unless otherwise determined by the board of directors, hold office until the first meeting of the board of directors following the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. Each additional officer appointed or elected by the board of directors shall hold office for such term as shall be determined from time to time by the board of directors and until his or her successor has been elected or appointed and qualified, or until his or her earlier death, resignation or removal.

Section 3. Removal. Any officer may be removed or have his or her authority suspended by the board of directors at any time, with or without cause.

Section 4. Resignation. Any officer may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time specified therein; unless

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otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5. Vacancies. A vacancy in any office arising for any reason may be filled by the board of directors.

Section 6. The President. The President shall be the chief executive officer of the corporation. He or she shall preside at all meetings of stockholders and of the board of directors. He or she shall have the powers and duties of immediate supervision and management of the corporation which usually pertain to his or her office, and shall perform all such other duties as are properly required of him or her by the board of directors.

Section 7. The Vice Presidents. Vice Presidents may be designated by such title or titles as the board of directors may determine, and each Vice President in such order of seniority as may be determined by the board of directors shall, in the absence or disability of the President, or at his or her request, perform the duties and exercise the powers of the President. Each of the Vice Presidents also shall have such powers as usually pertain to his or her office and shall perform such duties as usually pertain to his or her office or as are properly required of him or her by the board of directors.

Section 8. The Secretary and Assistant Secretaries. The Secretary shall issue notices of all meetings of stockholders and of the board of directors where notices of such meetings are required by law or these by laws. He or she shall attend meetings of stockholders and of the board of directors and keep the minutes thereof in a book or books to be provided for that purpose. He or she shall affix the corporate seal to and sign such instruments as require the seal and his or her signature and shall perform such other duties as usually pertain to his or her office or as are properly required of him or her by the board of directors.

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The Assistant Secretaries may, in the absence or disability of the Secretary, or at his or her request or the request of the President, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the board of directors shall prescribe.

Section 9. The Treasurer and Assistant Treasurers. The Treasurer shall have the care and custody of all the moneys and securities of the corporation. He or she shall cause to be entered in books of the corporation to be kept for that purpose full and accurate accounts of all moneys received by him or her and paid by him or her on account of the corporation. He or she shall make and sign such reports, statements and instruments as may be required of him or her by the board of directors or by the laws of the United States or of any state, country or other jurisdiction in which the corporation transacts business, and shall perform such other duties as usually pertain to his or her office or as are properly required of him or her by the board of directors.

The Assistant Treasurers may, in the absence or disability of the Treasurer, or at his or her request or the request of the President, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the board of directors shall prescribe.

Section 10. Officers Holding Two or More Offices. Any two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or otherwise to be executed or verified by two or more officers.

Section 11. Duties of Officers May be Delegated. In case of the absence or disability of any officer of the corporation, or in case of a vacancy in any office or for any other reason that the board of directors may deem sufficient, the board of directors, except as

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otherwise provided by law, may temporarily delegate the powers or duties of any officer to any other officer or to any director.

Section 12. Compensation. The compensation of all officers shall be determined by the board of directors. The compensation of all other employees shall be fixed by the President within such limits as may be prescribed by the board of directors.

Section 13. Security. The corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise, as may be required from time to time by the board of directors.

ARTICLE IV

[ intentionally omitted ]

ARTICLE V

Shares and Their Transfer

Section 1. Certificates. Every stockholder of the corporation shall be entitled to a certificate or certificates, to be in such form as the board of directors shall prescribe, certifying the number of shares of the stock of the corporation owned by him or her.

Section 2. Issuance of Certificates. Certificates representing shares of stock of the corporation shall be numbered, in the order in which they are issued and shall be signed by the President or any Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer of the corporation who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as if he or she were such officer at the date of issue.

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Section 3. More Than One Class of Stock. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except for restrictions on transfer of stock (as provided in section 202 of the General Corporation Law of Delaware), in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 4. Stock Ledger. A record shall be kept by the Secretary, by the transfer agent, or by any other officer, employee or agent designated by the board of directors, of the name of the individual, firm or corporation holding the shares of the stock of the corporation represented by each certificate, the number of shares represented by such certificate, the date of issue thereof and, in case of cancellation, the date of cancellation thereof.

Section 5. Transfer of Shares. Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares of the stock of the corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, to cancel the old certificate and to record the transaction upon its books. Whenever any transfer of

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shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the corporation for transfer, both the transferor and transferee request the corporation to do so.

Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of the stock of the corporation to receive dividends, and to vote as such owner, and to hold liable for call and assessment a person registered on its books as the owner of such shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 7. Regulations. The board of directors may make such rules and regulations as it may deem expedient, not inconsistent with law, the certificate of incorporation or these by laws, concerning the issue, transfer and registration of certificates representing shares of the stock of the corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents or one or more registrars, and may require all such certificates to bear the signature or signatures of any of them.

Section 8. Lost, Stolen and Destroyed Certificates. The board of directors may in its discretion cause a new certificate representing shares of the stock of the corporation to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon satisfactory proof of that fact by the person claiming the certificate to have been lost, stolen or destroyed; but the board of directors may in its discretion refuse to issue a new certificate except upon the order of a court having jurisdiction in such matters. When authorizing such issue of a new certificate, the board of directors may, in its discretion, and as a

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condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Finances

Section 1. Corporate Funds. The funds of the corporation shall be deposited in its name with such banks, trust companies or other depositories as the board of directors may from time to time designate. All checks, notes, drafts and other negotiable instruments of the corporation shall be signed by such officer or officers, employee or employees, agent or agents as the board of directors may from time to time designate. No officers, employees or agents of the corporation, alone or with others, shall have power to make any checks, notes, drafts or other negotiable instruments in the name of the corporation or to bind the corporation thereby, except as provided in this Section 1.

Section 2. Fiscal Year. The fiscal year of the corporation shall be the Saturday in September or October that is closest to September 30.

Section 3. Dividends; Reserves. Dividends upon the stock of the corporation, payable out of funds legally available therefor, may be declared by the board of directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the stock of the corporation. Before declaring any dividend, the board of directors may set aside out of any funds of the corporation legally available for dividends such sum or sums as the board of directors from time to time in its discretion shall deem proper as a reserve for working capital, for contingencies, for equalizing dividends or for such other purpose or purposes as the board of

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directors shall deem conducive to the interests of the corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

Section 4. Loans to Employees and Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation, including any officer or employee who is also a director of the corporation, whenever in the judgment of the board of directors such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.

ARTICLE VII

Corporate Seal

Section 1. Form of Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware", and shall otherwise be in such form as shall be prescribed from time to time by the board of directors.

Section 2. Use of Seal. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced in any manner.

ARTICLE VIII

Amendments

Section 1. Procedure For Amending By Laws. By laws of the corporation may be adopted, amended or repealed (a) at any meeting of stockholders, notice of which shall have referred to the proposed action, by the holders of a majority of the shares of the corporation then entitled to vote at an election of directors, or (b) if the power to adopt, amend or repeal by laws

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shall have been conferred upon the directors in the certificate of incorporation, at any meeting of the board of directors, notice of which shall have referred to the proposed action, by the vote of a majority of the entire board of directors.

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INDEX TO BY-LAWS

Page

ARTICLE I Meetings of Stockholders	1
Section 1. Annual Meeting	1
Section 2. Special Meetings	1
Section 3. Notice and Purpose of Meetings	2
Section 4. Procedure	2
Section 5. List of Stockholders	2
Section 6. Quorum	2
Section 7. Adjournments	3
Section 8. Voting; Proxies	3
Section 9. Consent of Stockholders in Lieu of Meeting	4
Section 10. Waiver of Notice	4
Section 11. Inspectors of Election	5
Section 12. Duties of Inspectors of Election	5
Section 13. Fixing Record Date	6

ARTICLE II Directors	7
Section 1. General Powers	7
Section 2. Number and Qualifications	7
Section 3. Election and Term of Office	7
Section 4. Resignation	7
Section 5. Removal of Directors	7
Section 6. Vacancies	8
Section 7. First Meeting of Newly Elected Directors	8
Section 8. Regular Meetings of Directors	8
Section 9. Special Meeting of Directors	9
Section 10. Notice of Special Meeting	9
Section 11. Quorum and Action by the Board	10
Section 12. Procedure	10
Section 13. Committees of Directors	10
Section 14. Compensation of Directors	11
Section 15. Action Without a Meeting	11
Section 16. Presence at Meeting by Telephone	12
Section 17. Waiver of Notice	12

ARTICLE III Officers	12
Section 1. Officers	12
Section 2. Term of Office	12
Section 3. Removal	13
Section 4. Resignation	13
Section 5. Vacancies	13
Section 6. The President	13

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Section 7. The Vice Presidents	13
Section 8. The Secretary and Assistant Secretaries	14
Section 9. The Treasurer and Assistant Treasurers	14
Section 10. Officers Holding Two or More Offices	15
Section 11. Duties of Officers May be Delegated	15
Section 12. Compensation	15
Section 13. Security	15

ARTICLE IV Intentionally Omitted	15

ARTICLE V Shares and Their Transfer	15
Section 1. Certificates	15
Section 2. Issuance of Certificates	16
Section 3. More Than One Class of Stock	16
Section 4. Stock Ledger	16
Section 5. Transfer of Shares	17
Section 6. Registered Stockholders	17
Section 7. Regulations	17
Section 8. Lost, Stolen and Destroyed Certificates	18

ARTICLE VI Finances	18
Section 1. Corporate Funds	18
Section 2. Fiscal Year	19
Section 3. Dividends; Reserves	19
Section 4. Loans to Employees and Officers	19

ARTICLE VII Corporate Seal	19
Section 1. Form of Seal	19
Section 2. Use of Seal	20

ARTICLE VIII Amendments	20
Section 1. Procedure For Amending By-Laws	20

22